UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2008

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-9165	38-1239739
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2825 Airview Boulevard, Kalamazoo, Michigan		49002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 269.385.2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
CERTAIN OFFICERS

The Board of Directors of Stryker Corporation (the "Company") regrets to report that Jerome H. Grossman, M.D., a director since 1982, died unexpectedly on April 1, 2008.  Dr. Grossman, Senior Fellow and Director of the Harvard/Kennedy School Health Care Delivery Policy Program at John F. Kennedy School of Government, Harvard University and Chairman and Chief Executive Officer of Lion Gate Management Corporation, was 68.

Dr. Grossman was a nominee for election to the Company's Board of Directors at the Company's 2008 Annual Meeting of Shareholders to be held on April 23, 2008 (the "2008 Annual Meeting").  Because of Dr. Grossman's unexpected death, the Board of Directors has reduced the size of the Company's Board of Directors from eight to seven.  The Board of Directors will therefore present only seven nominees for election to the Company's Board of Directors at the 2008 Annual Meeting.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION

(Registrant)

April 7, 2008                                                               /s/ THOMAS R. WINKEL

Date                                                                             Thomas R. Winkel

Vice President and Secretary